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                                  EXHIBIT 99.1

               AMENDMENT NUMBER 1 TO $1,550,000 PRINCIPAL AMOUNT
                        PROMISSORY NOTE DUE JULY 7, 2005


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                               AMENDMENT NUMBER 1
                                       TO
                  $1,550,000 PRINCIPAL AMOUNT CONVERTIBLE NOTE
                                DUE JULY 7, 2005
                             ======================


         THIS IS AMENDMENT Number 1 ("this Amendment") that is being executed and delivered by and between Global Capital Funding Group, L.P., a Delaware limited partnership ("GCFG") and Universal Automotive Industries, Inc., a Delaware corporation (the "Company"), and dated as of September 9, 2003 in order to amend that certain $1,550,000 Principal Amount Convertible Note of the Company in favor of GCFG and dated as of July 7, 2003, (the "Convertible Note") and by which GCFG and the Company, in consideration of the mutual promises contained in the Convertible Note and in this Amendment and other good and valuable consideration (the sufficiency, mutuality and adequacy of which are hereby acknowledged), hereby agree as follows:

         1. Amendment to Section 4.1 of Convertible Note. Section 4.1 of the Convertible Note is hereby amended by deleting it in its entirety and substituting in lieu of it the following:


         "Subject to Section 5 hereof, the Holder shall have the right, at its option, at any time from and after 180 days following the date of this Convertible Note, to convert up to $775,000 of the outstanding principal amount of the Convertible Note and the remaining $775,000 principal amount shall be convertible 300 days following the date of issuance of this Convertible Note; provided, however, no conversion shall be permitted until shareholder approval of this Convertible Note has been received by the Company. This Convertible Note shall be convertible into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) determined pursuant to this Section 4.1. The number of shares of Common Stock to be issued upon each conversion of this Convertible Note shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price in effect on the date (the "Conversion Date") a Notice of Conversion is delivered to the Company, as applicable, by the Holder by facsimile or other reasonable means of communication dispatched prior to 5:00 p.m., E.S.T. The term "Conversion Amount" means, with respect to any conversion of this Convertible Note, the sum of (1) the principal amount of this Convertible Note to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Convertible Note to the Conversion Date plus (3) Default Interest, if any, on the interest referred to in the immediately preceding clause (2) plus (4) at the Holder's option, any amounts owed to the Holder pursuant to Section 4.3 hereof, Section 10.1 of the Agreement or Section
10.4 of the Agreement.

         2. Amendment to Section 4.3 of Convertible Note. Sections 4.3(b), 4.3(c) and 4.3(d) of the Convertible Note shall be deleted in their entireties.

         3. No Other Effect on the Convertible Note. Except as amended by this Amendment, the Convertible Note remains in full force and effect.


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         4. Effective Date. This Amendment is effective September 9, 2003.

         5. Miscellaneous.

                  (a) Captions; Certain Definitions. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any of its provisions. The parties to this Amendment agree to all definitions in this statement of the parties to this Amendment. A capitalized term in this Amendment has the same meaning as it has as a capitalized term in the Convertible Note unless the context clearly indicates to the contrary.

                  (b) Controlling Law. This Amendment is governed by, and shall be construed and enforced in accordance with the laws of the State of Delaware (except the laws of that jurisdiction that would render such choice of laws ineffective).

                  (c) Counterparts. This Amendment may be executed in one or more counterparts (one counterpart reflecting the signatures of all parties), each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment or its terms to account for more than one of such counterparts. This Amendment may be executed by each party upon a separate copy, and one or more execution pages may be detached from a copy of this Amendment and attached to another copy in order to form one or more counterparts.


                             SIGNATURE PAGE FOLLOWS


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         DULY EXECUTED and delivered by GCFG, on September 9, 2003 effective as set forth above.

GCFG:                                    GLOBAL CAPITAL FUNDING GROUP, L.P.
                                         By its General Partner, Global Capital
                                         Management Services, Inc.



                                         By: /s/ BRAD A. THOMPSON
                                            ----------------------------------
                                         Name: Brad A. Thompson
                                         Title: Secretary




Company:                                 Universal Automotive Industries, Inc.



                                         By: /s/ ARVIN SCOTT
                                            ----------------------------------
                                         Name: Arvin Scott
                                              --------------------------------
                                         Title: President and CEO
                                               -------------------------------
                                         Date of Execution: September 17, 2003
                                                           -------------------





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